                            STOCKHOLDERS AGREEMENT

     This Stockholders Agreement (the "Agreement") is made as of October 28,
                                       ---------
1997 by and among:

     (i)   Details, Inc., a California corporation (the "Company");
                                                         -------

     (ii) each of Bain Capital Fund V, L.P., Bain Capital Fund V-B, L.P., BCIP Associates and BCIP Trust Associates, L.P., RGIP, LLC (collectively, the "Investors");
                ---------

     (iii) DI Investors, L.L.C., Chase Manhattan Capital, L.P., PMI Mezzanine Fund, LP, Celerity Details, L.L.C., Celerity Liquids, L.L.C. (the "Other Investors");
            ---------------

     (iv) The holders, from time to time, of the Lender Warrants (together with such others who acquire Lender Shares, the "Lenders");
                                                       -------

     (v)   Bruce McMaster, Lee Muse, Terry Wright, Joseph P. Gisch and Kathleen
           M. Gisch (together with such others who shall become party to this Agreement as a Manager, the "Managers");
                                        --------

     (vi) Bob Barante, Jorge Hernandez, Steve Garcia, Mihaela Ioana Dotiu, Jerry Neidhart, Anil Verma, Paul Balius, Ricki Blain, Joe Gardeski, Paul Walker, Ken Phillips, Armando Tongko, Michael Mosian, and Tom Ingham (together with such others who shall become party to this Agreement as an Employee, the "Employees" and together with the
                                          ---------
           Investors, the Other Investors, the Lenders and the Managers, the "Stockholders").
            ------------

                                   Recitals
                                   --------

     1. Pursuant to the Amended and Restated Recapitalization Agreement, dated as of the date hereof (the "Recapitalization Agreement"), the Company is
                                  --------------------------
being recapitalized through a merger of DI Acquisition Corp., a California corporation with and into the Company.

     2. As a result of the transactions contemplated by the Recapitalization Agreement and certain related transactions, and immediately after giving effect to the recapitalization and such transactions, the Company's Class A-1 Common Stock, no par value per share, Class A-2 Common Stock, no par value per share, Class A-3 Common Stock, no par value per share, Class A-4 Common Stock, no par value per share, Class A-5 Common Stock, no par value per share and Class A-6 Common Stock, no par value per share (collectively, the

"Class A Stock"), the Company's Class L Common Stock, no par value per share
 -------------
(the "Class L Stock" and together with the Class A Stock, the "Common Stock"),
      -------------                                            ------------
and certain Options will be held as set forth on Schedule 1 hereto.

     3. The parties believe that it is in the best interests of the Company and the Stockholders to: (i) provide that the Shares shall be transferable only upon compliance with the terms hereof; (ii) provide the Company with certain rights and obligations with respect to the purchase of the Shares under certain circumstances; (iii) provide for certain rights and obligations with respect to the election of directors of the Company; and (iv) set forth their agreements on certain other matters.

                                   Agreement
                                   ---------

     Therefore, the parties hereto hereby agree as follows:

1.   EFFECTIVENESS; DEFINITIONS.

     1.1  Closing.  This Agreement shall become effective upon consummation of
          -------
the closing (the "Closing") under the Recapitalization Agreement.
                  -------

     1.2  Definitions.  Certain terms are used in this Agreement as specifically
          -----------
defined herein. These definitions are set forth or referred to in Section 13 hereof.

2.   VOTING AGREEMENT.

     2.1  Election of Directors.  Each holder of Shares hereby agrees to cast
          ---------------------
all votes to which such holder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, to fix the number of members of the board of directors of the Company (the "Board") at five
                                                                 -----
or such higher number as may be specified from time to time by the Majority Investors. The Company's directors shall be elected in accordance with Section
3.5 of the Charter.

     2.2  Significant Transactions.  Subject to the provisions of Section 14.2,
          ------------------------
if applicable, each holder of Shares agrees to cast all votes to which such holder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, in the same proportion as Investor Shares are voted by the Majority Investors to approve any recapitalization, merger, consolidation, reorganization, sale of all or substantially all of the assets of the Company or similar transaction involving the Company. The provisions of this Section 2.2 shall apply only to (a) transactions to which
Section 3.2 applies and (b) transactions in connection with which (i) the Board's good faith determination of fair market value of the per Share consideration received by holders of Investor Shares is no greater than the Board's good faith determination of the fair market value of the per Share consideration received by other Stockholders and (ii) the holders of Other Shares and

Management Shares shall have had the rights which would have been available to them under Section 3.2.2 had such transaction been subject to Section 3.2.

     2.3  Consent to Amendment.  Each holder of Shares covenants and agrees to
          --------------------
cast all votes to which such holder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, in the same proportion as Investor Shares are voted by the Majority Investors (a) to convert the shares of one Class of Common Stock into shares of any other Class of Common Stock pursuant to Sections 3.8 and 3.9 of the Charter and (b) to increase the number of authorized shares of Class A Stock to the extent necessary to permit the conversion of Common Stock as set forth in the Charter.

     2.4  Grant of Proxy.  Each holder of Shares other than the Investors hereby
          --------------
grants to the Company an irrevocable proxy to vote his Shares in accordance with his agreements contained in this Section 2.

     2.5  The Company.  The Company agrees not to give effect to any action by
          -----------
any holder of Shares or any other Person which is in contravention of this
Section 2.

     2.6  Period.  The foregoing provisions of this Section 2 shall expire on
          ------
the earliest of (i) a Change of Control and (ii) the last date permitted by law.

3.   INVESTOR TRANSFER RIGHTS; "TAG ALONG" AND "DRAG ALONG" RIGHTS.

     3.1  Tag Along.  No holder of Investor Shares (each such holder, a
          ---------
"Prospective Selling Investor") shall Transfer for value (a "Sale") any such
-----------------------------                                ----
Shares to any Prospective Buyer except in the manner and on the terms set forth in this Section 3.1. Any attempted Transfer of Investor Shares not permitted by this Section 3 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

          3.1.1  Notice.  A written notice (the "Tag Along Notice") shall be
                 ------                          ----------------
     furnished by the Prospective Selling Investors to each other holder of Shares (the "Tag Along Offerors") at least ten business days prior to such
                  ------------------
     Transfer.  The Tag Along Notice shall include:

                 (a) The principal terms of the proposed Sale insofar it relates to the Common Stock, including the number of Shares to be purchased from the Prospective Selling Investors, the percentage of the total number of Investor Shares held by all holders of Investor Shares which such number of Shares constitutes (the "Tag Along Sale
                                                               --------------
          Percentage"), the maximum and minimum per share purchase price and the
          ----------
          name and address of the Prospective Buyer; and

                  (b) An invitation to each Tag Along Offeror to make an offer to include in the proposed Sale to the Prospective Buyer an additional number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Tag Along Offeror) owned by such Tag Along Offeror, on the same terms and conditions subject to Section 3.3.3 in the case of Options, with respect to each Share Sold, as the Prospective Selling Investors shall Sell each of their Shares.

          3.1.2.  Exercise.  Within ten business days after the effectiveness of
                  --------
the Tag Along Notice, each Tag Along Offeror desiring to make an offer to include Shares in the proposed Sale (each a "Participating Seller" and, together
                                             --------------------
with the Prospective Selling Investors, collectively, the "Tag Along Sellers")
                                                           -----------------
shall send a written offer (the "Tag Along Offer") to the Prospective Selling
                                 ---------------
Investors specifying the number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Participating Seller) which such Participating Seller desires to have included in the proposed Sale. Each Tag Along Offeror who does not accept the Prospective Selling Investors' invitation to make an offer to include Shares in the proposed Sale shall be deemed to have waived all of his rights with respect to such Sale, and the Tag Along Sellers shall thereafter be free to Sell to the Prospective Buyer, at a per share price no greater than the maximum per share price set forth in the Tag Along Notice and on other principal terms which are not materially more favorable to the Tag Along Sellers than those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Offerors.

          3.1.3.  Reduction of Shares Sold.  The Prospective Selling Investors
                  ------------------------
shall attempt to obtain the inclusion in the proposed Sale of the entire number of Shares which the Tag Along Sellers desire to have included in the Sale (as evidenced in the case of the Prospective Selling Investors by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's Tag Along Offer). In the event the Prospective Selling Investors shall be unable to obtain the inclusion of such entire number of Shares in the proposed Sale, the number of Shares to be sold in the proposed Sale by the each Tag Along Seller shall be reduced on a pro rata basis according to the proportion which the number of Shares which each such Tag Along Seller desires to have included in the Sale bears to the total number of Shares which all of the Tag Along Sellers desire to have included in the Sale.

          3.1.4.  Irrevocable Offer.  The offer of each Participating Seller
                  -----------------
contained in his Tag Along Offer shall be irrevocable, and, to the extent such offer is accepted, such Participating Seller shall be bound and obligated to Sell in the proposed Sale on the same terms and conditions, with respect to each Share Sold (subject to Section 3.3.3 in the case of Options), as the Prospective Selling Investors, up to such number of Shares as such Participating Seller shall have specified in his Tag Along Offer; provided, however, that (a) if the
                                             --------  -------
principal terms of the proposed Sale change with the result that the per share price shall be less than the minimum per share price set forth in the Tag Along Notice or the other principal terms shall be materially less favorable to the Tag Along Sellers than those set forth in the Tag Along Notice, each Participating Seller shall be permitted to withdraw the offer contained in his Tag Along Offer and shall be released from his obligations thereunder and
(b) if, at the end of the 180th day following the date of the effectiveness of the Tag Along Notice, the Prospective Selling Investors have not completed the proposed Sale, each Participating Seller shall be released from his obligations under his Tag Along Offer, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 3.1 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3.1, unless the failure to complete such Sale resulted from any failure by any Participating Seller to comply with the terms of this Section 3.1.

          3.1.5.  Additional Compliance. If, prior to consummation, the terms of
                  ---------------------
the proposed Sale shall change with the result that the per share price to be paid in such proposed Sale shall be greater than the maximum per share price set forth in the Tag Along Notice or the other principal terms of such proposed Sale shall be materially more favorable to the Tag Along Sellers than those set forth in the Tag Along Notice, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 3.1 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3.1; provided, however,
                                                            --------  -------
that in the case of such a separate Tag Along Notice, the applicable period to which reference is made in Sections 3.1.1 and 3.1.2 shall be five business days.

          3.1.6.  Excluded Transactions. Notwithstanding the foregoing, no other
                  ---------------------
holder of Shares shall have any right of participation pursuant to the provisions of this Section 3.1 or otherwise with respect to any Transfer of Investor Shares:

                  (a) to an Investor or an Affiliated Fund;

                  (b) by a holder of Investor Shares or an Affiliated Fund to its partners or to Affiliates of such partners;

                  (c) to any director, officer or employee of, or any bona fide consultant or adviser to, the Company or its subsidiaries;

                  (d) in a Public Offering or, after the closing of the Initial
                      Public Offering, to the public under Rule 144; or

                  (e) with respect to which the Majority Investors exercise
                      their "drag along" rights under Section 3.2 of this Agreement.

     3.2  Drag Along.  Each holder of Shares hereby agrees, if requested by the
          ----------
Majority Investors, to Sell a specified percentage (the "Drag Along Sale
                                                         ---------------
Percentage") of such Shares, directly or indirectly, to a Prospective Buyer in
----------
the manner and on the terms set forth in this Section 3.2 in connection with the Sale by one or more holders of Investor Shares (each such holder, a "Prospective
                                                                     -----------
Selling Investor") of the Drag Along Sale Percentage of the total number of
----------------
Investor Shares held by all holders of Investor Shares to the Prospective Buyer.

          3.2.1.  Exercise.  If the Majority Investors elect to exercise their
                  --------
rights under this Section 3.2, a written notice (the "Drag Along Notice") shall
                                                      -----------------
be furnished by the Prospective Selling Investors to each other holder of Shares. The Drag Along Notice shall set forth the principal terms of the proposed Sale including the number of Shares to be acquired from the Prospective Selling Investors, the manner in which such Shares are to be Sold, the Drag Along Sale Percentage, the per share consideration to be received in the proposed Sale and the name and address of the Prospective Buyer. If the Prospective Selling Investors consummate the proposed Sale to which reference is made in the Drag Along Notice, each other holder of Shares (each a "Participating Seller", and, together with the Prospective Selling Investors,
---------------------
collectively, the "Drag Along Sellers") shall be bound and obligated to Sell the
                   ------------------
Drag Along Sale Percentage of his Shares in the proposed Sale on the same terms and conditions, with respect to each Share Sold (subject to Section 3.3.3 in the case of Options), as the Prospective Selling Investors shall Sell each Investor Share in the Sale (subject to Section 3.3.3 in the case of Options). Notwithstanding the foregoing, with respect to the consideration to be paid in connection with any proposed Sale to which reference is made in a Drag Along Notice, the provisions of the preceding sentence shall be deemed to be satisfied if the Fair Market Value of the per Share consideration received by each Stockholder other than the Investors is not less than the Fair Market Value of the per Share consideration received by the Investors. If at the end of the 180th day following the date of the effectiveness of the Drag Along Notice the Prospective Selling Investors have not completed the proposed Sale, each Participating Seller shall be released from his obligation under the Drag Along Notice, the Drag Along Notice shall be null and void, and it shall be necessary for a separate Drag Along Notice to be furnished and the terms and provisions of this Section 3.2 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3.2.

          3.2.2.  Drag Along Fairness Opinion.
                  ---------------------------

                  3.2.2.1.  Objection Notice. In the case of a proposed Sale of
                            ----------------
          Other Shares or Management Shares pursuant to Section 3.2 to a Prospective Buyer which is an Affiliate of any of the Majority Investors, if, within ten business days after the effectiveness of the Drag Along Notice in respect of such proposed Sale, the Majority Other Holders or the Majority Managers shall furnish a written notice to the Company and the Majority Investors to the effect that they dispute the fairness of the per share price to be paid in the proposed

          Sale as set forth in such Drag Along Notice (an "Objection Notice"), then such proposed Sale shall not be effected pursuant to the provisions of Section 3.2 until the Company or the Prospective Selling Investors shall have complied with the terms of Section 3.2.2.2.

                  3.2.2.2.  Consultation and Fairness Opinion. (a) After
                            ---------------------------------
          receipt of an Objection Notice, the Majority Investors shall meet with the holders of Shares who shall have delivered such Objection Notice to discuss the per share price to be paid in such proposed Sale as set forth in the Drag Along Notice.

                  The Prospective Selling Investors may effect a proposed Sale pursuant to Section 3.2 which shall have been the subject of a meeting described in the foregoing clause (a) unless on or prior to the third business day following such meeting the Majority Other Holders or the Majority Managers, as the case may be, furnish the Company and the Majority Investors with a written notice requesting a fairness opinion. Following such a request, such proposed Sale shall not be effected pursuant to Section 3.2 until the Company or the Prospective Selling Investors shall have furnished such requesting holders of Shares a notice which includes a written opinion of an Independent Investment Banking Firm to the effect that the Sale is fair to such holders of Shares from a financial point of view (a "Drag Along
                                                               ----------
          Fairness Opinion").  In rendering such Drag Along Fairness Opinion,
          ----------------
          such Independent Investment Banking Firm shall consider (a) the form and amount and fair market value of consideration to be received pursuant to such Sale in respect of shares of Common Stock by holders of shares of Common Stock and (b) other factors it may deem relevant. In the event the Company or the Prospective Selling Investors shall furnish a Drag Along Fairness Opinion to the holders of Other Shares and Management Shares prior to the consummation of a Sale pursuant to the provisions of Section 3.2, there shall be no requirement that the Prospective Selling Investors comply with the foregoing provisions of this Section 3.2.2.2. All fees and costs of such Independent Investment Banking Firm shall be paid by the Company.

     3.3  Miscellaneous.  The following provisions shall be applied to any Sale
          -------------
to which Section 3.1 or 3.2 applies:

          3.3.1.  Certain Legal Requirements. In the event the consideration to
                  --------------------------
     be paid in exchange for Shares in a proposed Sale pursuant to Section 3.1 or Section 3.2 includes any securities, and the receipt thereof by a Participating Seller would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any Tag Along Seller or Drag Along Seller of any information other than such information as would be required under Regulation D in an offering made pursuant to Regulation D solely to "accredited investors" as defined in Regulation D, the Prospective Selling

     Investors shall be obligated only to use their reasonable efforts to cause the requirements under Regulation D to be complied with to the extent necessary to permit such Participating Seller to receive such securities, it being understood and agreed that the Prospective Selling Investors shall not be under any obligation to effect a registration of such securities under the Securities Act or similar statutes. Notwithstanding any provisions of this Section 3, if use of reasonable efforts does not result in the requirements under Regulation D being complied with to the extent necessary to permit such Participating Seller to receive such securities, the Prospective Selling Investors shall cause to be paid to such Participating Seller in lieu thereof, against surrender of the Shares (in accordance with Section 3.3.5 hereof) which would have otherwise been Sold by such Participating Seller to the Prospective Buyer in the Sale, an amount in cash equal to the Fair Market Value of such Shares as of the date of the issuance of securities in exchange for Shares. The obligation of the Prospective Selling Investors to use reasonable efforts to cause such requirements to have been complied with to the extent necessary to permit a Participating Seller to receive such securities shall be conditioned on such Participating Seller executing such documents and instruments, and taking such other actions (including, without limitation, if required by the Prospective Selling Investors, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Prospective Selling Investors shall reasonably request in order to permit such requirements to be complied with. Unless the Participating Seller in question shall have taken all actions reasonably requested by the Prospective Selling Investors in order to comply with the requirements under Regulation D, such Participating Seller shall have the right to require the payment of cash in lieu of securities under this Section 3.3.1.

          3.3.2.  Further Assurances.  Each Participating Seller, whether in his
                  ------------------
     capacity as a Participating Seller, Stockholder, officer or director of the Company, or otherwise, shall take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate each Sale pursuant to Section 3.1 or Section 3.2 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Prospective Selling Investors and the Prospective Buyer; provided, however,
                                                              --------  -------
     that Participating Sellers shall be obligated to become liable in respect of any representations, warranties, covenants, indemnities or otherwise to the Prospective Buyer solely to the extent provided in the immediately following sentence. Without limiting the generality of the foregoing, each Participating Seller agrees to execute and deliver such agreements as may be reasonably specified by the Prospective Selling Investors to which such Prospective Selling Investors will also be party, including, without limitation, agreements to (a) make individual representations, warranties, covenants and other agreements as to the unencumbered title to its Shares and the power, authority and legal right to Transfer such Shares and (b) be liable (whether by purchase price adjustment, indemnity payments, escrow provisions or otherwise) in respect of representations, warranties, covenants and agreements in respect of the Company and its subsidiaries to the extent the Prospective Selling Investors are also liable; provided, however, that, except with respect to
                                --------  -------
     individual representations, warranties, covenants, indemnities and other agreements of Participating Sellers of the type described in clause (a) above, the aggregate amount of such liability shall not exceed either (i) such Participating Seller's pro rata portion of any such liability, to be determined in accordance with such Participating Seller's portion of the total number of Shares included in such Sale or (ii) the proceeds to such Participating Seller in connection with such Sale.

          3.3.3   Treatment of Options.  If any Participating Seller shall Sell
                  --------------------
     Options in any Sale pursuant to Section 3.1 or 3.2, such Participating Seller shall receive in exchange for such Options consideration equal to the amount (if greater than zero) determined by multiplying (a) the purchase price per share of Common Stock received by the holders of the Prospective Selling Investors in such Sale less the exercise price per share of such Option by (b) the number of shares of Common Stock issuable upon exercise of such Option (to the extent exercisable at the time of such Sale).

          3.3.4.  Expenses. All reasonable costs and expenses incurred by any
                  --------
     Tag Along Seller, Drag Along Seller or the Company in connection with any proposed Sale pursuant to this Section 3 (whether or not consummated), including, without limitation, all attorneys fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company. Notwithstanding the foregoing, the Company shall not be required to pay in connection with any such proposed Sale in excess of an aggregate of $25,000 in respect of the fees and expenses of separate legal counsel or other advisors retained by or on behalf of any and all of the Participating Sellers in connection with any such proposed Sale. Any such fees and expenses in excess of such limits shall be borne by such Participating Sellers.

          3.3.5.  Closing.  The closing of a Sale pursuant to Section 3.1 shall
                  -------
     take place at such time and place as the Prospective Selling Investors shall specify, and the closing of a Sale pursuant to Section 3.2 shall take place at such time and place as the Majority Investors shall specify, in each case, by notice to each Participating Seller. At the closing of any Sale under this Section 3, each Participating Seller shall deliver the certificates evidencing the Shares to be Sold by such Participating Seller, duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any liens or encumbrances, with any stock (or equivalent) transfer tax stamps affixed, against delivery of the applicable consideration. It is understood and agreed that no holder of Investor Shares shall have any liability to any other holder of Shares arising from, relating to or in connection with any proposed Sale which has been the subject of a Tag Along Notice or a Drag Along Notice whether or not such proposed Sale is consummated

     3.4  Period. The foregoing provisions of this Section 3 shall expire on the
          ------
earlier of (i) a Change of Control or (ii) on the second anniversary of the closing of a Qualified Public Offering.

4.   LENDER TRANSFER RIGHTS.

     4.1  Transfer Restrictions.  No holder of Lender Shares shall Transfer
          ---------------------
any such Shares to any Person except in the manner and on the terms set forth in this Section 4. Any attempted Transfer of Lender Shares not permitted by this
Section 4 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

          4.1     Right of First Refusal.  Any holder of Lender Shares who
                  ----------------------
     receives or otherwise negotiates with a Qualified Buyer a written bona fide, fully financed offer to purchase all or any portion of his Lender Shares (each such holder, a "Prospective Lender Seller") and who intends to
                                  -------------------------
     accept such offer, shall provide each holder of Investor Shares written notice of such offer (a "First Refusal Notice"). The First Refusal Notice
                              --------------------
     shall include:

                  (a) The principal terms of the proposed Sale, including the number of Shares to be Sold by the Prospective Selling Lender (the "Subject Lender Shares"), the per share (or equivalent) purchase
          ----------------------
          price, the form of consideration (which may only be a form readily obtainable and deliverable by the Investors and the Company) and the name and address of the Qualified Buyer; and

                  (b) An offer by the Prospective Selling Lender to Sell to each holder of Investor Shares, at the per share (or equivalent) purchase price and on other terms contained in the First Refusal Notice, an allocated portion (such portion to be allocated by agreement of the holders of Investor Shares or, failing such agreement, by proration among the holders who accept the offer contained in the First Refusal Notice on the basis of the number of Shares each such accepting holder wishes to purchase) of the Subject Lender Shares.

          4.1.2.  Exercise.  Within 15 days after the effectiveness of the First
                  --------
     Refusal Notice, each holder of Investor Shares desiring to accept the offer contained in the First Refusal Notice (the "Accepting Purchasers") shall
                                                 --------------------
     send a written acceptance of the offer contained in the First Refusal Notice specifying the number of Subject Lender Shares such Accepting Investor wishes to purchase. Each holder of Investor Shares who does not so respond to the First Refusal Notice shall be deemed to have waived all of his rights to purchase such Lender Shares prior to such proposed Transfer and the

     Prospective Selling Lender shall thereafter be free to Transfer to the Accepting Purchasers or, if permitted hereunder, the Qualified Buyer, at a per share (or equivalent) purchase price no less than 90% of the price set forth in the First Refusal Notice and on other principal terms not substantially more favorable to the buyer than those set forth in the First Refusal Notice, without any further obligation to such non-Accepting Purchasers pursuant to this Section 4.1. If, prior to consummation, the terms of such proposed Transfer shall change with the result that the per share (or equivalent) purchase price shall be less than 90% of the price set forth in the First Refusal Notice or the other principal terms shall be substantially more favorable to the buyer than those set forth in the First Refusal Notice, it shall be necessary for a separate First Refusal Notice to be furnished, and the terms and provisions of this Section 4.1 separately complied with, in order to consummate such proposed Transfer pursuant to this Section 4.1.

          If at the end of the 180th day following the date of the effectiveness of the First Refusal Notice the Prospective Selling Lender has not completed the Transfer, each Accepting Investor shall be released from his obligations under his written acceptance, the First Refusal Notice shall be null and void, and it shall be necessary for a separate First Refusal Notice to be furnished, and the terms and provisions of this Section 4.1 separately complied with, in order to consummate such Transfer pursuant to this Section 4.1.

          4.1.3.  Closing. The closing of any purchase of Lender Shares pursuant
                  -------
     to this Section 4.1 shall take place as soon as reasonably practicable and in no event later than 30 days after termination of the applicable exercise period at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing of any purchase and sale of Lender Shares pursuant this Section 4.1, the holder of Lender Shares to be sold shall deliver to the buyers a certificate or certificates representing the Lender Shares to be purchased duly endorsed, or with stock powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock transfer tax stamps affixed, and the buyers shall pay to such holder by certified or bank check or wire transfer of immediately available federal funds or other applicable delivery the purchase price of the applicable Lender Shares. The delivery of a certificate or certificates for Shares by any Person selling Lender Shares pursuant to this Section 4.1 shall be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Shares; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Shares as contemplated; and (iii) such Shares are free and clear of any and all liens or encumbrances.

          4.1.4.  Assignment.  The Majority Investors may assign to the Company
                   ----------
     the rights granted to the Investors under this Section 4.1 in connection with any First Refusal Notice.

     4.2  Other Permitted Transfers.  Notwithstanding the foregoing, any holder
          -------------------------
of Lender Shares may Transfer any or all Lender Shares held by him as set forth below:

          4.2.1.  Investors and Company.  Any holder of Lender Shares may
                  ---------------------
     Transfer any or all of such Lender Shares to (i) any Investor or (ii) with the Board's approval, the Company or any subsidiary of the Company.

          4.2.2.  Transfers Permitted under Warrant Agreement.  Subject to the
                  -------------------------------------------
     provisions of Section 9.1, any holder of Lender Warrants may Transfer any or all of such Lender Warrants in accordance with the provisions of the Warrant Agreements.

          4.2.3.  Tag Alongs, Drag Alongs, etc. Any holder of Lender Shares may
                  ----------------------------
     Transfer any or all of such Lender Shares in accordance with the provisions, terms and conditions of Section 3 hereof.

          4.2.4.  Sales to Public. Subject to the restrictions set forth in
                  ---------------
     Section 8.4.4, any holder of Lender Shares may Transfer any or all of such Lender Shares in a Public Offering registered under the Securities Act or, after the closing of the Initial Public Offering, pursuant to Rule 144.

     4.3  Period.  The foregoing provisions of this Section 4 shall expire on
          ------
the earlier of (i) the closing of a Qualified Public Offering or (ii) a Change of Control.

5. OTHER INVESTORS TRANSFER RIGHTS. No holder of Other Shares shall Transfer any of such Shares to any other Person except as permitted by this Section 5. Any attempted Transfer of Other Shares not permitted by this Section 5 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

     5.1  Transfers to Affiliates.  Subject to the provisions of Section 9.1,
          -----------------------
any holder of Other Shares may Transfer any or all of such Other Shares to an Affiliate of such holder or to the members of such holder.

     5.2  Other Permitted Transfers.  Notwithstanding the foregoing, any holder
          -------------------------
of Other Shares may Transfer any or all Other Shares held by him as set forth below:

          5.2.1.  Investors and Company. Any holder of Other Shares may Transfer
                  ---------------------
     any or all of such Other Shares to (i) any Investor or (ii) with the Board's approval, the Company or any subsidiary of the Company.

          5.2.2.  Tag Alongs, Drag Alongs, etc. Any holder of Other Shares may
                  ----------------------------
     Transfer any or all of such Other Shares in accordance with the provisions, terms and conditions of Section 3 hereof.

          5.2.3.  Sales to Public.  Subject to the restrictions set forth in
                  ---------------
     Section 8.4.4, any holder of Other Shares may Transfer any or all of such Other Shares in a public offering registered under the Securities Act or, after the closing of the Initial Public Offering, pursuant to Rule 144.

          5.2.4.  Other Approved Transfers.  Subject to the provisions of
                  ------------------------
     Section 9.1, any holder of Other Shares may Transfer any or all of such Other Shares with the Board's approval, which approval shall not be unreasonably withheld. In determining whether or not to grant approval to any proposed Transfer of Other Shares, the Board may take into account the proposed transaction, the proposed Transferee of the Other Shares and any other transactions involving the Company which the Board may or may not be considering or which the Company may or may not be pursuing.

     5.3  Period.  The foregoing provisions of this Section 5 shall expire upon
          ------
a Change of Control.

6. MANAGEMENT TRANSFER RIGHTS. No holder of Management Shares or Employee Shares shall Transfer any of such Shares to any other Person except as permitted by this Section 6. Any attempted Transfer of Management Shares or Employee Shares not permitted by this Section 6 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

     6.1  Transfers to Immediate Family.  Subject to the provisions of Section
          -----------------------------
9.1, any holder of Management Shares or Employee Shares may Transfer any or all of his Management Shares or Employee Shares, as the case may be, to a Member of the Immediate Family of such holder.

     6.2  Transfer Upon Death.  Subject to the provisions of Section 9.1, upon
          -------------------
the death of any holder of Management Shares or Employee Shares, the Management Shares or Employee Shares, as the case may be, held by such holder may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributes, whether or not such recipients are Members of the Immediate Family of such holder.

     6.3  Other Permitted Transfers.  Notwithstanding the foregoing, any holder
          -------------------------
of Management Shares or Employee Shares may Transfer any or all Management Shares or Employee Shares held by him as set forth below:

          6.3.1    Investors and Company.  Any holder of Management Shares or
                   ---------------------
     Employee Shares may Transfer any or all of such Management Shares or Employee

     Shares, as the case may be, to (i) any Investor or (ii) with the Board's approval, the Company or any subsidiary of the Company.

          6.3.2.  Tag Alongs, Drag Alongs, etc. Any holder of Management Shares
                  ----------------------------
     or Employee Shares may Transfer any or all of such Management Shares or Employee Shares, as the case may be, in accordance with the provisions, terms and conditions of Section 3 hereof.

          6.3.3.  Sales to Public.  Subject to the restrictions set forth in
                  ---------------
     Section 8.4.4, any holder of Management Shares or Employee Shares may Transfer any or all of such Management Shares or Employee Shares, as the case may be, in a public offering registered under the Securities Act or, after the closing of the Initial Public Offering, pursuant to Rule 144.

     6.4  Period.  The foregoing provisions of this Section 6 shall expire upon
          ------
a Change of Control.

7. PREEMPTIVE RIGHT. The Company shall not issue or sell any shares of any of its capital stock or any securities convertible into or exchangeable for any shares of its capital stock, issue or grant any options or warrants for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of its capital stock or any stock or securities convertible into or exchangeable for any shares of its capital stock (each an "Issuance" of "Subject Securities"), except in compliance with the following
---------      ------------------
provisions of this Section 7.

     7.1  Right of Participation.
          ----------------------

          7.1.1.  Offer. Not fewer than 30 days prior to the consummation of the
                  -----
     Issuance, a notice (the "Preemption Notice") shall be furnished by the
                              -----------------
     Company to each Investor, Other Investor and Manager (the "Preemptive
                                                                ----------
     Offerees").  The Preemption Notice shall include:
     --------

                  (a) The principal terms of the proposed Issuance, including, without limitation, the amount and kind of Subject Securities to be included in the Issuance, the number of Equivalent Shares represented by such Subject Securities (if applicable), the percentage of the total number of Equivalent Shares outstanding as of immediately prior to giving effect to such Issuance which the number of Equivalent Shares held by such Preemptive Offeree constitutes (the "Preemptive
                                                                   ----------
          Portion"), the maximum and minimum price (including, without
          -------
          limitation, if applicable, the maximum and minimum Price Per Equivalent Share) per unit of the Subject Securities and the name and address of the Persons to whom the Subject Securities will be Issued (the "Prospective Subscriber"); and
                ----------------------

                (b) An offer by the Company to Issue, at the option of each Preemptive Offeree, to such Preemptive Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Preemptive Offeree (not to exceed the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance), on the same terms and conditions, with respect to each unit of Subject Securities issued to the Preemptive Offerees, as each of the Prospective Subscribers shall be Issued units of Subject Securities.

          7.1   Exercise.
                --------

                7.1.2.1.  General. Each Preemptive Offeree desiring to accept
                          -------
          the offer contained in the Preemption Notice shall send a written commitment to the Company specifying the amount of Subject Securities (not in any event to exceed the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance) which such Preemptive Offeree desires to be issued within 20 days after the effectiveness of the Preemption Notice (each a "Participating Buyer").
                                                          -------------------
          Each Preemptive Offeree who has not so accepted such offer shall be deemed to have waived all of his rights with respect to the Issuance, and the Company shall thereafter be free to Issue Subject Securities in the Issuance to the Prospective Subscriber and any Participating Buyers, at a price no less than the minimum price set forth in the Preemption Notice and on other principal terms not substantially more favorable to the Prospective Subscriber than those set forth in the Preemption Notice, without any further obligation to such non-accepting Preemptive Offerees. If, prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be less than the minimum price set forth in the Preemption Notice or the other principal terms shall be substantially more favorable to the Prospective Subscriber than those set forth in the Preemption Notice, it shall be necessary for a separate Preemption Notice to be furnished, and the terms and provisions of this Section
          7.1 separately complied with, in order to consummate such Issuance pursuant to this Section 7.1.

               7.1.2.2.   Irrevocable Acceptance.  The acceptance of each
                          ----------------------
          Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of Subject Securities Issued, as the Prospective Subscriber, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer's written commitment.

               7.1.2.3.   Time Limitation. If at the end of the 180th day
                          ---------------
          following the date of the effectiveness of the Preemption Notice the Company has not completed the Issuance, each Participating Buyer shall be released from his obligations under the written commitment, the Preemption Notice shall be null and void, and it shall be necessary for a separate Preemption Notice to be furnished, and the terms and provisions of this Section 7.1 separately complied with, in order to consummate such Issuance pursuant to this Section 7.1.

          7.1.3.  Certain Legal Requirements. In the event that the
                  --------------------------
     participation in the Issuance by a holder of Shares as a Participating Buyer would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Sale of any information other than such information as would be required under Regulation D in an offering made pursuant to Regulation D solely to "accredited investors" as defined in Regulation D, the Company shall be obligated only to use its reasonable efforts to cause the requirements under Regulation D to be complied with to the extent necessary to permit such Participating Buyer to receive such securities, it being understood and agreed that the Company shall not be under any obligation to effect a registration of such securities under the Securities Act or similar state statutes. Notwithstanding any provision of this
     Section 8, if the use of reasonable efforts shall not result in such requirements being complied with to the extent necessary to permit such holder of Shares to participate in the Issuance, such holder shall not be entitled to participate in the Issuance. The obligation of the Company to use reasonable efforts to cause such requirements to be complied with to the extent necessary to permit a holder of Shares to participate in the Issuance shall be conditioned upon such holder of Shares executing such documents and instruments, and taking such other actions (including, without limitation, if required by the Company, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Company shall reasonably request in order to permit such requirements to have been complied with.

          7.1.4.  Further Assurances.  Each Participating Buyer and each
                  ------------------
     Stockholder to whom the Shares held by such Participating Buyer were originally issued, shall, whether in his capacity as a Participating Buyer, Stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such reasonable actions as may be necessary or reasonably desirable in order expeditiously to consummate each Issuance pursuant to this Section 7.1 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Company and the Prospective Subscriber. Without limiting the generality of the foregoing, each such Participating Buyer and Stockholder agrees to execute and deliver such subscription and other agreements specified by the Company to which the Prospective Subscriber will be party.

          7.1.5.  Expenses.  All costs and expenses incurred by any holder of
                  --------
     Shares or the Company in connection with any proposed Issuance of Subject Securities (whether or not consummated), including, without limitation, all attorney's fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company; provided, however, that if holders of Other
                                   --------  -------
     Shares or Management Shares, or any of such holders, retain separate legal counsel or other advisors in connection with such proposed Issuance, the fees and expenses of such separate attorneys or other advisors shall be borne by such holders.

          7.1.6.  Closing.  The closing of an Issuance pursuant to Section 7.1
                  -------
     shall take place at such time and place as the Company shall specify by notice to each Participating Buyer. At the Closing of any Issuance under this Section 7.1.7, each Participating Buyer shall be delivered the notes, certificates or other instruments evidencing the Subject Securities to be Issued to such Participating Buyer, registered in the name of such Participating Buyer or his designated nominee, free and clear of any liens or encumbrances, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

     7.2. Excluded Transactions.  Notwithstanding the preceding provisions of
          ---------------------
this Section 7, the preceding provisions of this Section 7 shall not restrict:

          (a) Any Issuance of shares of Common Stock, Options or Convertible Securities to officers, employees, directors or consultants of the Company or its subsidiaries;

          (b) Any Issuance of shares of Common Stock, Options or Convertible Securities in connection with any business combination or acquisition transaction involving the Company or any of its subsidiaries;

          (c) Any Issuance of Common Stock upon the exercise or conversion of any Options or Convertible Securities outstanding on the date hereof or Issued after the date hereof in compliance with the provisions of this
     Section 7;

          (d) Any Issuance of Subject Securities, the acquisition of which is conditioned upon the acquisition of securities of the Company or its subsidiaries other than Subject Securities;

          (e) Any Issuance of Common Stock pursuant to any Public Offering; and

          (f) The Issuance of Shares to the Investors, the Other Investors, the Lenders and the Managers at Closing.

     7.3. Period. The foregoing provisions of this Section 7 shall expire on the
          ------
earlier of (i) the closing of the Initial Public Offering or (ii) a Change of Control.

8. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of their respective subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each holder of Shares will perform and comply with such of the following provisions as are applicable to such holder.

     8.1. Demand Registration Rights for Investor Shares.
          ----------------------------------------------

          8.1.1.  General. One or more holders of Investor Shares representing
                  -------
     at least 25% of the total amount of Investor Shares then outstanding ("Initiating Investors"), by notice to the Company specifying the intended
     ----------------------
     method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Investors (for purposes of this Agreement, "Registrable Investor
                                                 --------------------
     Securities" shall mean Registrable Securities constituting Investor
     ----------
     Shares). The Company will then use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Investors together with all other Registrable Securities which the Company has been requested to register pursuant to Section 8.3 (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the
                                                    --------  -------
     Company shall not be obligated to take any action to effect any such registration pursuant to this Section 8.1.1:

                     (a) Within 180 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans);

                     (b)  (i) On any form other than Form S-3 (or any successor form) if the Company has previously effected five or more registrations of Registrable Securities under this Section
                  8.1.1 on any form other than Form S-3 (or any successor form); provided, however, that no registrations of Registrable
                  --------  -------
                  Securities which shall not have become and remained effective in accordance with the provisions of this Section 8, and no registrations of Registrable Securities pursuant to which the Initiating Investors and all other holders of Registrable Investor Securities joining therein are not able to include at least 90% of the Registrable Securities which they desired to include, shall be included in the calculation of numbers of registrations contemplated by this clause (b);

                     (c) If the Company shall have furnished to the Initiating Investors and such other holders of Registrable Securities which the Company has been requested to register pursuant to this Section 8.1.1 a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed at the date filing would have been required, in which case the Company shall have an additional period of not more than 60 days within which to file such Registration Statement; provided, however, that the Company shall not so postpone a
                  --------  -------
                  registration pursuant to this clause (c) more than once in any twelve month period;

                     (d) On any form other than Form S-3 (or any successor form), if the anticipated aggregate offering price to the public of the Registrable Securities to be included in the registration by all holders is less than $5,000,000; or

                     (e) After five years after the closing of the Initial Public Offering.

                  8.1.1.1.  Form. Except as otherwise provided above, each
                            ----
          registration requested pursuant to this Section 8.1.1 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Investor Securities to be included in the proposed registration statement in question (the "Majority Participating
                                                   ----------------------
          Investors").
          ---------

          8.1.2.  Payment of Expenses.  The Company shall pay all reasonable
                  -------------------
     expenses of holders of Investor Shares incurred in connection with each registration of Registrable Securities requested pursuant to this Section 8.1, other than underwriting discount and commission, if any, and applicable transfer taxes, if any.

          8.1.3.  Additional Procedures. In the case of a registration pursuant
                  ---------------------
     to Section 8.1 hereof, whenever the Majority Participating Investors shall request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to holders of Registrable Securities referred to in Section
     8.3. In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to Section 8.1 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Investors and such holder) to the extent provided herein. If requested by such underwriters, the Company together with the holders of Registrable Securities proposing to distribute their securities through such underwriting will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions.

     8.2. DI Investors Demand Registration Rights.
          ---------------------------------------

          8.2.1.  General.  To the extent DI Investors, L.L.C. or its Affiliates
                  -------
hold at least 50% of the Shares issued to them by the Company in connection with the consummation of the Recapitalization Agreement, DI Investors, L.L.C. or such Affiliate ("Initiating Other Investors"), by notice to the Company specifying
            --------------------------
the intended method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Other Investors (for purposes of this Agreement, "Registrable Other Securities" shall
                                            ----------------------------
mean Registrable Securities constituting Other Shares). The Company will then use its reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Other Investors together with all other Registrable Securities which the Company has been requested to register pursuant to Section
8.3 (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to
--------  -------
effect any such registration pursuant to this Section 8.2.1:

                  (a) If the Company has previously effected two registrations of Registrable Securities under this Section 8.2.1; provided, however, that
                                                         --------  -------
     no registrations of Registrable Securities which either (i) shall not have become and remained effective in accordance with the provisions of this
     Section 8 or (ii) shall not have enabled the Initiating Other Investors to include in such registration at least 90% of the Registrable Securities which they desired to include shall be included in the calculation of the number of registrations contemplated by this clause (a);

                  (b) Prior to the 360th day following the closing of the Initial Public Offering;

                  (c) Within 180 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a registration on Form S-4 relating solely to a Rule 145 Transaction, or a registration relating solely to employee benefit plans);

                  (d) If the Company shall have furnished to the Initiating Other Investors and such other holders of Registrable Securities which the Company has been requested to register pursuant to this Section
          8.2.1 a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed at the date filing would have been required, in which case the Company shall have an additional period of not more than 60 days within which to file such Registration Statement; provided, however, that the Company shall not so postpone a
          --------  -------
          registration pursuant to this clause (d) more than once in any twelve month period;

                  (e)  On any form other than Form S-3 (or any successor form);
          or

                  (f) After five years after the closing of the Initial Public Offering.

                  8.2.1.1. Form. Each registration requested pursuant to this
                           ----
          Section 8.2.1 shall be effected by the filing of a registration statement on Form S-3 (or any successor form).

          8.2.2.  Payment of Expenses. The Company shall pay all reasonable
                  -------------------
     expenses of holders of Other Shares incurred in connection with each registration of Registrable Securities requested pursuant to this Section 8.2, other than underwriting discount and commission, if any, and applicable transfer taxes, if any.

          8.2.3.  Additional Procedures. In the case of a registration pursuant
                  ---------------------
     to Section 8.2 hereof, whenever the Majority Other Investors shall request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to holders of Registrable Securities referred to in Section 8.3. In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to Section 8.2 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Other Investors and such holder) to the extent provided herein. If requested by such underwriters, the Company together with the holders of Registrable Securities proposing to distribute their securities through such underwriting will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions.

          8.3. Piggyback Registration Rights.
               -----------------------------

               8.3.1. Piggyback Registration.
                      ----------------------

                      8.3.1.1. General. Each time the Company proposes to
                               -------
          register any shares of Common Stock under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, for its own account or for the account of any holder of its shares of Common Stock, for sale in a Public Offering, the Company will give notice to all holders of shares of Common Stock of its intention to do so. Any such holder may, by written response delivered to the Company within 20 days after the effectiveness of such notice, request that all or a specified part of the Registrable Securities held by such holder be included in such registration. The Company thereupon will use its reasonable efforts to cause to be included in such registration under the Securities Act all shares of Common Stock which the Company has been so requested to register by such holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of shares of Common Stock in such Public Offering) of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this Section 8.3 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 8.1 hereof.

                      8.3.1.2. Excluded Transactions. The Company shall not be
                               ---------------------
          obligated to effect any registration of Registrable Securities under this Section 8.3 incidental to the registration of any of its securities in connection with:

                               (a) Any Public Offering relating to employee benefit plans or dividend reinvestment plans;

                               (b)  Any Public Offering relating to the
                      acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses; or

                               (c) The Initial Public Offering, unless one or more of the Investors has exercised its rights under
                      Section 8.1 or 8.3.

          8.3.2. Payment of Expenses.  The Company shall pay all reasonable
                 -------------------
     expenses of holders of Registrable Securities incurred in connection with each registration of Registrable Securities requested pursuant to this
     Section 8.3, other than underwriting discount and commission, if any, and applicable transfer taxes, if any; provided, however, that the Company
                                        --------  -------
     shall not be required to pay in respect of the fees and expenses of any attorneys or other advisers retained by such holders more than an aggregate for all such holders of $25,000 in the case of each such registration.

          8.3.3. Additional Procedures.  Holders of Shares participating in any
                 ---------------------
     Public Offering pursuant to this Section 8.3 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Shares in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other selling shareholders in connection therewith and being liable in respect of the representations and warranties by, and the other agreements (including customary selling stockholder indemnifications and "lock-up" agreements) on the part of, the Company and any other selling shareholders to and for the benefit of the underwriters in such underwriting agreement; provided, however, that (i)
                                                  --------  -------
     with respect to individual representations, warranties and agreements of sellers of Shares in such Public Offering, the aggregate amount of such liability shall not exceed such holder's net proceeds from such offering and (ii) with respect to all other representations, warranties and agreements of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (a) such holder's pro rata portion of any such liability, in accordance with such holder's portion of the total number of Shares included in the offering or (b) such holder's net proceeds from such offering.

     8.4. Certain Other Provisions.
          ------------------------

          8.4.1. Underwriter's Cutback.  In connection with any registration of
                 ---------------------
     shares, the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten. Notwithstanding any contrary provision of this Section 8 and subject to the terms of this Section 8.4.1, the underwriter may limit the number of shares which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration (it being understood that the number of shares which the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 8.4.1). Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner, unless the underwriter shall determine that marketing factors require a different allocation: shares, other than

     Registrable Securities, requested to be included in such registration by shareholders shall be excluded; and, if a limitation on the number of shares is still required, the number of Registrable Securities that may be included in such registration shall be allocated among the holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which each such holder requested be registered in such registration. For purposes of any underwriter cutback, all Registrable Securities held by any holder of Registrable Securities which is a partnership, corporation or limited liability company shall also include any Registrable Securities held by the partners, retired partners, shareholders, members or affiliated entities of such holder, or the estates and family members of any such partners, retired partners and members and any trusts for the benefit of any of the foregoing persons, and such holder and other persons shall be deemed to be a single selling holder, and any pro rata reduction with respect to such selling holder shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such selling holder, as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

          8.4.2. Other Actions. If and in each case when the Company is required
                 -------------
     to use its best efforts to effect a registration of any Registrable Securities as provided in this Section 9, the Company shall take appropriate and customary actions in furtherance thereof, including, without limitation: (i) promptly filing with the Commission a registration statement and using reasonable efforts to cause such registration statement to become effective, (ii) preparing and filing with the Commission such amendments and supplements to such registration statements as may be required to comply with the Securities Act and to keep such registration statement effective for a period not to exceed 270 days from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement shall have been disposed of in accordance with the intended method of distribution therefor or the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act, (iii) use its best efforts to register or qualify such Registrable Securities under the state securities or "blue sky" laws of such jurisdictions as the sellers shall reasonably request; provided,
                                                                    --------
     however, that the Company shall not be obligated to file any general
     -------
     consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject; and (iv) otherwise cooperate reasonably with, and take such customary actions as may reasonably be requested by the holders of Registrable Securities in connection with, such registration.

          8.4.3.  Selection of Underwriters and Counsel.  The underwriters and
                  -------------------------------------
     legal counsel to be retained in connection with any Public Offering shall be selected by the Board or, in the case of an offering following a request therefor under Section 8.1.1, the Initiating Investors.

          8.4.4.  Lock-Up. Without the prior written consent of the underwriters
                  -------
     managing any Public Offering, for a period beginning seven days immediately preceding and ending on (a) in the case of the IPO, the 180th day following the effective date of the registration statement used in connection with such offering or (b) in the case of any other Public Offering, the 90th day following the effective date of the registration statement used in connection with such offering, no holder of Shares (whether or not a selling shareholder pursuant to such registration statement) shall Transfer any Common Stock except pursuant to such registration statement or to a Permitted Transferee in accordance with the terms of this Agreement.

     8.5. Indemnification and Contribution.
          --------------------------------

          8.5.1.  Indemnities of the Company. In the event of any registration
                  --------------------------
     of any Registrable Securities or other debt or equity securities of the Company or any of its subsidiaries under the Securities Act pursuant to this Section 9 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including, without limitation, reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company or its subsidiaries), the Company will, and hereby do, and will cause each of their respective subsidiaries, jointly and severally to, indemnify and hold harmless each seller of Registrable Securities, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers, trustees, members and shareholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a "Covered Person"), against any losses,
                                           --------------
     claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon
     (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the
                                      --------  -------
     Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this Section 8.5.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

          8.5.2.  Indemnities to the Company.  The Company and any of its
                  --------------------------
     subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 9, that the Company and any of its subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including, without limitation, reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other document or report. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities.

          8.5.3.  Indemnification Procedures. Promptly after receipt by a Person
                  --------------------------
     entitled to indemnification pursuant to the foregoing provisions of this
     Section 8.5 (an "Indemnitee") of notice of the commencement of any action
                      ----------
     or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 8.5, such Indemnitee will, if a claim in respect thereof is to be made by such Indemnitee against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any Indemnitee to give
                  --------  -------
     notice to such indemnifying party as provided herein shall not relieve any indemnifying party of its obligations under the foregoing provisions of this Section 8.5, except and solely to the extent that such indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnitee, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such Indemnitee (who shall not, except with the consent of the Indemnitee, be counsel to such an indemnifying party), and after notice from an indemnifying party to such Indemnitee of its election so to assume the defense thereof, such indemnifying party will not be liable to such Indemnitee for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if the Indemnitee reasonably
                      --------  -------
     determines that there may be a conflict between the positions of such indemnifying party and the Indemnitee in conducting the defense of such action or if the Indemnitee reasonably concludes that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, then counsel for the Indemnitee shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnitee and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the Indemnitee shall be entitled to have counsel chosen by such Indemnitee participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such Indemnitee in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liabilities in respect of such claim or litigation.

          8.5.4.  Contribution.  If the indemnification provided for in Sections
                  ------------
     8.5.1 or 8.5.2 hereof is unavailable to a party that would have been an Indemnitee under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 8.5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8.5.4 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          8.5.5.  Limitation on Liability of Holders of Registrable Securities.
                  ------------------------------------------------------------
     The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 8.5 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters' discounts and commissions) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

9.   CERTAIN ISSUANCES AND TRANSFERS, ETC.

     9.1. Transfers to Permitted Transferees.  Each holder of Shares agrees that
          ----------------------------------
no Transfer of any such Shares (other than Lender Warrants) to any Permitted Transferee shall be effective unless such Permitted Transferee has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received by such Permitted Transferee shall remain Investor Shares, Other Shares, Management Shares, Employee Shares or Lender Shares (and, if applicable, Restricted Common Stock) hereunder, as the case may be, and shall continue to be subject to all of the provisions of this Agreement and that such Permitted Transferee shall be bound by and a party to this Agreement as the holder of Investor Shares, Other Shares, Management Shares, Employee Shares or Lender Shares, as the case may be, hereunder; provided, however, that no Transfer by any party to a
                   --------  -------
Permitted Transferee shall relieve such party (including without limitation a holder of Lender Warrants) of any of its obligations hereunder. Each Permitted Transferee of a Lender Warrant shall automatically be bound by and a party to this Agreement as a holder of Lender Shares and such Lender Warrants shall remain Lender Shares hereunder and shall continue to be subject to all of the provisions of this Agreement.

     9.2.  Other Transfers and Issuances. Notwithstanding any other provision of
           -----------------------------
this Agreement, (i) Shares transferred pursuant to Section 3.1 (other than 3.1.3(a), (b) or (c)) or 3.2 hereof or in a Public Offering or to the public under Rule 144 shall be conclusively deemed thereafter not to be Shares under this Agreement and not to be subject to any of the provisions hereof or entitled to the benefit of any of the provisions hereof, (ii) Shares Transferred as described in Section 3.1.6(c) shall upon acquisition be deemed for all purposes hereof to be Management Shares or Employee Shares, as the case may be, hereunder and each holder of Investor Shares agrees that it will not Transfer any such Shares to any Person described in Section 3.1.6(c) unless such Person shall have executed a counterpart signature page to this Agreement and shall have delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received shall be deemed to be Management Shares or Employee Shares, as the case may be, and shall be subject to all of the provisions of this Agreement, that such Person shall be bound by and be a party to this Agreement as a holder of Management Shares or Employee Shares, as the case may be, hereunder and, if applicable, that such Shares are Restricted Common Stock, and (iii) any Other Shares acquired by any holder of Shares pursuant to Section 5.2.1, any Management Shares or Employee Shares acquired by any holder of Shares pursuant to Section 6.3.1, any Subject Securities constituting Common Stock acquired by any holder of Shares pursuant to Section 7 hereof and any Lender Shares acquired by any Investor pursuant to
Section 4 hereof shall upon such acquisition be deemed for all purposes hereof to be Investor Shares, Other Shares, Management Shares or Employee Shares hereunder, as the case may be, of like kind with the other Shares held by such acquiring holder.

10.  REMEDIES.

     10.1. Generally.  The Company and each holder of Shares shall have all
           ---------
remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any holder of Shares. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances.

     10.2. Deposit.  Without limiting the generality of Section 10.1, if any
           -------
Stockholder fails to deliver to the Company or the Prospective Buyer the certificate or certificates evidencing Shares to be Transferred pursuant to
Section 3 hereof, the Company or the Prospective Buyer (as the case may be) may, at its option, in addition to all other remedies it may have, deposit the purchase price (including any promissory note constituting all or any portion thereof) for such Shares with any national bank or trust company having combined capital, surplus and undivided profits in excess of One Hundred Million Dollars ($100,000,000) (the "Escrow Agent") and the Company shall cancel on its books
                     ------------
the certificate or certificates representing such Shares and thereupon all of such holder's rights in and to such Shares shall terminate. Thereafter, upon delivery to the Company by such holder of the certificate or certificates evidencing such Shares (duly endorsed, or with stock powers duly endorsed, for transfer, with signature guaranteed, free and clear of any liens or encumbrances, and with any stock transfer tax stamps affixed), the Company shall instruct the Escrow Agent to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to the Company) to such holder.

11.  LEGENDS.

     11.1. Restrictive Legend.  Each certificate representing Shares shall have
           ------------------
the following legend endorsed conspicuously thereupon:

           The voting of the shares of stock represented by this certificate, and the sale, encumbrance or other disposition thereof, are subject to the provisions of a Stockholders Agreement to which the issuer and certain of its stockholders are party, a copy of which may be inspected at the principal office of the issuer or obtained from the issuer without charge.
     ________________________.

     Each certificate representing Investor Shares, Other Shares, Lender Shares, Management Shares or Employee Shares shall also have the following legend endorsed conspicuously thereupon:

           The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the following [insert Investor, Other Investor, Lender, Employee or Manager, as appropriate]: __________________________.

     Any person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

     11.2. 1933 Act Legends. Each certificate representing Shares shall have the
           ----------------
following legend endorsed conspicuously thereupon:

           The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that registration under the Act is not required.

     11.3. Stop Transfer Instruction.  The Company will instruct any transfer
           -------------------------
agent not to register the Transfer of any Shares until the conditions specified in the foregoing legends are satisfied.

     11.4, Termination of Certain Restrictions.  The legend set forth in Section
           -----------------------------------
11.2 shall cease to be required as to any particular Shares (i) when, in the opinion of Ropes & Gray, or other counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Securities Act or (ii) when such Shares have been effectively registered under the Securities Act or transferred pursuant to Rule 144. Wherever (i) such restrictions shall cease and terminate as to any Shares or (ii) such Shares shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section 11.2 hereof.

12.  AMENDMENT, TERMINATION, ETC.

     12.1. Oral Modifications.  This Agreement may not be orally amended,
           ------------------
modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

     12.2. Written Modifications.  This Agreement may be amended, modified,
           ---------------------
extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Majority Investors; provided, however, that
                                                       --------  -------
(a) the consent of the Majority Other Holders shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights or obligations of the holders of Other Shares as such under this Agreement, (b) the consent of the Majority Managers shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights or obligations of the holders of Management Shares as such under this Agreement, (c) the consent of the Majority Employees shall be required for any amendment modification, extension, termination or waiver which has a material adverse effect on rights or obligations of the holders of Employee Shares as such under this Agreement, (d) the consent of the Majority Lenders shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights or obligations of the holders of Lender Shares as such under this Agreement and (e) the consent of the Majority Senior Lenders shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights or obligations of the holders of Senior Lender Shares as such under this Agreement. Each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Shares subject hereto. In addition, each party hereto and each holder of Shares subject hereto may waive any right hereunder by an instrument in writing signed by such party or holder.

     12.3. Termination.  No termination under this Agreement shall relieve any
           -----------
Person of liability for breach prior to termination.

13.  DEFINITIONS.  For purposes of this Agreement:

     13.1. Certain Matters of Construction.  In addition to the definitions
           -------------------------------
referred to or set forth below in this Section 13:

           (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

           (b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined; and

           (c) The masculine, feminine and neuter genders shall each include the other.

     13.2. Definitions.  The following terms shall have the following meanings:
           -----------

           "AAA" shall have the meaning set forth in Section 1.6.1.
            ---

           "Accepting Purchasers" shall have the meaning set forth in Section
            --------------------
     4.1.2.

           "Affiliate" shall mean, with respect to any specified Person, any
            ---------
     other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise).

           "Affiliated Fund" shall mean each corporation, trust, general or
            ---------------
     limited partnership or other entity under common control with any Investor.

           "Agreement" shall have the meaning set forth in the Preamble.
            ---------

          "Board" shall have the meaning set forth in Section 2.1.
           -----

          "Change of Control" shall mean (i) any change in the ownership of the
           -----------------
     capital stock of the Company if, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than the Investor and its Affiliates will have the direct or indirect power to elect a majority of the members of the Board; or (ii) any sale or other disposition of all or substantially all of the assets of the Company (including without limitation by way of a merger or consolidation or through the sale of all or substantially all of the stock of its subsidiaries or sale of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole) to another Person (the "Change of Control Transferee") if,
                                         ----------------------------
     immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than the Investor and its Affiliates will have the power to elect a majority of the members of the board of directors (or other similar governing body) of the Change of Control Transferee.

          "Charter" shall mean the Company's Articles of Incorporation, as in
           -------
     effect from time to time.

          "Class A Stock" shall have the meaning set forth in the Recitals.
           -------------

          "Class L Stock" shall have the meaning set forth in the Recitals.
           -------------

          "Closing" shall have the meaning set forth in Section 1.1.
           -------

          "Commission" shall mean the Securities and Exchange Commission.
           ----------

          "Common Stock" shall have the meaning set forth in the Recitals.
           ------------

          "Company" shall have the meaning set forth in the Preamble.
           -------

          "Convertible Securities" shall mean any evidence of indebtedness,
           ----------------------
     shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock.

          "Covered Person" shall have the meaning set forth in Section 8.5.1.
           --------------

          "Drag Along Notice" shall have the meaning set forth in Section 3.2.1.
           -----------------

          "Drag Along Sale Percentage" shall have the meaning set forth in
           --------------------------
     Section 3.2.

          "Drag Along Sellers" shall have the meaning set forth in Section
           ------------------
     3.2.1.

          "Employee Shares" shall mean (i) all shares of Common Stock (other
           ---------------
     than shares of Restricted Common Stock or Common Stock issued pursuant to the exercise of any Option) originally issued to, or issued with respect to shares originally issued to, or held by, an Employee, whenever issued and
     (ii) for all purposes of this Agreement except as used in Section 7, all Options (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options), all shares of Common Stock issued pursuant to the exercise of any Option and all shares of Restricted Common Stock originally granted or issued to, or issued with respect to shares or options originally issued to, or held by, an Employee, whenever issued.

          "Employees" shall have the meaning set forth in the Recitals.
           ---------

          "Equivalent Shares" shall mean as to any outstanding shares of Common
           -----------------
     Stock, such number of shares of Common Stock, and as to any outstanding Options or Convertible Securities, the maximum number of shares of Common Stock for which or into which such Options or Convertible Securities may at the time be exercised or converted.

          "Escrow Agent" shall have the meaning set forth in Section 10.2.
           ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as in
           ------------
     effect from time to time.

          "Fair Market Value" shall mean, as of any date, the Board's good faith
           -----------------
     determination of the fair value of one Share of Common Stock as of the applicable reference date (and if such term applies to any Option then exercisable for Common Stock, such fair value of one share of Common Stock as of the applicable reference date minus the exercise price per share of such Option); provided, however, that in each case a Lender Share is the
                   --------  -------
     Share to be valued (the "Relevant Share"), holders of at least a majority of the Relevant Shares to be valued hereunder may deliver to the Company a written objection to the value of the Relevant Shares which is set forth in the applicable Drag Along Notice or Tag Along Notice. If the Board and holders of a majority of the Relevant Shares thereafter agree on a Fair Market Value of the Relevant Shares, such agreement shall be binding on the Company and all of the holders of the Relevant Shares. If the parties are unable to agree on the Fair Market Value of the Relevant Shares, they shall submit such dispute to arbitration in accordance with Section 15. In the event the Fair Market Value of the Relevant Shares shall not have been agreed upon by the Board and the holders of a majority of the Lender Shares (or, absent such agreement, through arbitration) prior to the closing to which reference is made in Section 7.3.4, the Prospective Investor Seller shall be entitled to deposit with an Escrow Agent, substantially simultaneously with such closing, cash in an amount equal to the Fair Market Value of the Relevant Shares as determined by the holders of the majority of the Relevant Shares as set forth in their written objection to the

     Company referred to above and thereby require the surrender, against such delivery of cash to an Escrow Agent, of the Relevant Shares at such closing.

          "First Refusal Notice" shall have the meaning set forth in Section
           --------------------
     4.1.1.

          "Indemnitee" shall have the meaning set forth in Section 8.5.3.
           ----------

          "Independent Investment Banking Firm" shall mean a nationally
           -----------------------------------
     recognized investment banking firm selected by the Board which does not hold any equity interest in the Company or in any shareholder of the Company and which is not employed by either the Company or the Investor at the time the applicable fairness opinion is furnished (other than employment for the purpose of providing such fairness opinion).

          "Initial Public Offering" means the initial Public Offering registered
           -----------------------
     on Form S-1 (or any successor form under the Securities Act).

          "Initiating Investors" shall have the meaning set forth in Section
           --------------------
     8.1.1.

          "Initiating Other Investors" shall have the meaning set forth in
           --------------------------
     Section 8.2.1.

          "Investor Shares" shall mean (i) all shares of Common Stock (other
           ---------------
     than shares of Common Stock issued pursuant to the exercise of any Option) originally issued to, or issued with respect to shares originally issued to, or held by, any Investor, whenever issued and (ii) for all purposes of this Agreement except as used in Section 7, all Options (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options) and all shares of Common Stock issued pursuant to the exercise of any Option originally granted or issued to, or issued with respect to shares or options originally issued to, or held by, an Investor, whenever issued.

          "Investors" shall have the meaning set forth in the Preamble.
           ---------

          "Issuance" shall have the meaning set forth in Section 7.
           --------

          "Lender Shares" shall mean (i) all shares of Common Stock (other than
           -------------
     shares of Common Stock issued pursuant to the exercise of any Lender Warrant or other Option) originally issued to, or issued with respect to shares originally issued to, or held by, any Lender, whenever issued and
     (ii) for all purposes of this Agreement except as used in Section 7, all Lender Warrants or other Options (treating such Lender Warrants or other Options as a number of Shares equal to the number of Equivalent Shares represented by such Lender Warrants or other Options) and all shares of Common Stock issued pursuant to the exercise of any Lender Warrant or other Option originally granted or issued to, or issued with respect to shares or options originally issued to, or held by, a Lender, whenever issued.

          "Lender Warrants" shall mean the warrants issued under the Warrant
           ---------------
     Agreements to acquire Class A Stock and Class L Stock.

          "Lenders" shall have the meaning set forth in the Preamble.
           -------

          "Majority Employees" shall mean, as of any date, the holders of a
           ------------------
     majority of the Employee Shares outstanding on such date.

          "Majority Investors" shall mean, as of any date, the holders of a
           ------------------
     majority of the Investor Shares outstanding on such date.

          "Majority Lenders" shall mean, as of any date, the holders of a
           ----------------
     majority of the Lender Shares outstanding on such date.

          "Majority Managers" shall mean, as of any date, the holders of a
           -----------------
     majority of the Management Shares outstanding on such date.

          "Majority Other Holders" shall mean, as of any date, the holders of a
           ----------------------
     majority of Other Shares outstanding on such date.

          "Majority Participating Investors" shall have the meaning set forth in
           --------------------------------
     Section 8.1.1.

          "Majority Participating Other Investors" shall mean holders of at
           --------------------------------------
     least a majority of the Registrable Other Securities to be included in any given proposed registration statement.

          "Management Shares" shall mean (i) all shares of Common Stock (other
           -----------------
     than shares of Restricted Common Stock or Common Stock issued pursuant to the exercise of any Option) originally issued to, or issued with respect to shares originally issued to, or held by, a Manager, whenever issued and
     (ii) for all purposes of this Agreement except as used in Section 7, all Options (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options), all shares of Common Stock issued pursuant to the exercise of any Option and all shares of Restricted Common Stock originally granted or issued to, or issued with respect to shares or options originally issued to, or held by, a Manager, whenever issued.

          "Managers" shall have the meaning set forth in the Preamble.
           --------

          "Members of the Immediate Family"  shall mean, with respect to any
           -------------------------------
     individual, each spouse, child or other lineal descendent of such individual (and their respective spouses), each partnership, limited liability company, trust or other non-natural Person created solely for the benefit of one or more of the aforementioned Persons and each custodian or guardian of any property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

          "Options" shall mean any options or warrants (including without
           -------
     limitation the Lender Warrants) to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

          "Other Investors" shall have the meaning set forth in the Preamble.
           ---------------

          "Other Shares" shall mean (i) all shares of Common Stock (other than
           ------------
     shares of Common Stock issued pursuant to the exercise of any Option) originally issued to, or issued with respect to shares originally issued to, or held by, an Other Investor, whenever issued and (ii) for all purposes of this Agreement except as used in Section 7, all Options (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options) and all shares of Common Stock issued pursuant to the exercise of any Option originally granted or issued to, or issued with respect to shares or options originally issued to, or held by, an Other Investor, whenever issued.

          "Participating Buyer" shall have the meaning set forth in Section
           -------------------
     7.1.2.

          "Participating Seller" shall have the meaning set forth in Section
           --------------------
     3.1.2 and 3.2.1.

          "Permitted Transferee" shall mean (i) as to each Investor Share, a
           --------------------
     Transferee of such Investor Share resulting from a Transfer described in
     Section 3.1.6(a) or (b), (ii) as to each Lender Share, a Transferee of such Lender Share in compliance with Section 4.2.2, (iii) as to each Other Share, a Transferee of such Other Share in compliance with Section 5.1 or
     5.2.4 and (iv) as to each Management Share, a Transferee of such Management Share in compliance with Section 6.1 or 6.2.

          "Person" shall mean any individual, partnership, corporation, company,
           ------
     association, trust, joint venture, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

          "Preemption Notice" shall have the meaning set forth in Section 7.1.1.
           -----------------

          "Preemptive Offerees" shall have the meaning set forth in Section
           -------------------
     7.1.1.

          "Preemptive Portion" shall have the meaning set forth in Section
           ------------------
     7.1.1.

          "Price Per Equivalent Share" shall mean in the case of any Issuance
           --------------------------
     pursuant to Section 7 hereof, the price per Equivalent Share included in the Issuance, calculated, in the case of Shares constituting Convertible Securities, with appropriate deductions for amounts in respect of accrued but unpaid interest or dividends added in determining the proceeds payable in the Issuance to the Company and, in the case of Options, with appropriate additions for amounts payable in the Issuance to the Company.

          "Prospective Buyer" shall mean any Person; provided, however, that for
           -----------------                         --------  -------
     purposes of Sections 5, the term Prospective Buyer shall not include any Person engaged in a business that is directly or indirectly competitive or potentially competitive with any business of the Company and its subsidiaries as conducted or under consideration from time to time.

          "Prospective Lender Seller" shall have the meaning set forth in
           -------------------------
     Section 4.1.1.

          "Prospective Selling Investor" shall have the meaning set forth in
           ----------------------------
     Section 3.1 and 3.2.

          "Prospective Subscriber" shall have the meaning set forth in Section
           ----------------------
     7.1.1.

          "Public Offering" shall mean a public offering and sale of Common
           ---------------
     Stock for cash pursuant to an effective registration statement under the Securities Act.

          "Qualified Buyer" shall mean any domestic or foreign bank, savings
           ---------------
     bank, savings and loan association, trust company, insurance company, employee benefit plan or trust, investment company registered under the Investment Company Act of 1940, as amended, business development company (as defined in that Act), registered securities broker or dealer, investment adviser registered under the Investment Advisers Act of 1940, or other institutional lender or institutional investor, if in each such case
     (i) such Person is acting for its own account or the accounts of other Qualified Institutional Investors (as defined in the Act), (ii) such Person in the aggregate owns and invests on a discretionary basis at least $100,000,000 in securities of issuers that are not Affiliates of such Person; provided, that for purposes of this Section 13.3.33 any two or more
             --------
     Persons who are Affiliates of each other shall be treated as a single Person and (iii) such Person is not a Person which, to the knowledge of the holder of Lender Shares to proposing Transfer the same, (x) is engaged in any business which is directly or indirectly competitive or potentially competitive with any business of the Company and its subsidiaries or under consideration from time to time or (y) beneficially owns any of the voting stock of any corporation which is so engaged in such business (if such voting stock is not registered under Section 11 of the Securities Exchange Act of 1934), or (z) beneficially owns more than 5% of the voting stock of any corporation which is so engaged in such business (if such voting stock is not registered under Section 11 of the Securities Exchange Act of 1934).

          "Qualified Public Offering" shall mean a Public Offering, other than
           -------------------------
     any Public Offering or sale pursuant to a registration statement on Form S-8 or comparable form, in which the aggregate price to the public of all such common stock sold in such offering shall exceed $20,000,000.

          "Recapitalization Agreement" shall have the meaning set forth in the
           --------------------------
     Recitals.

          "Registrable Investor Securities" shall have the meaning set forth in
           -------------------------------
     Section 8.1.1.

          "Registrable Other Securities" shall have the meaning set forth in
           ----------------------------
     Section 8.2.1.

          "Registrable Securities" shall mean (i) all shares of Class A Stock,
           ----------------------
     (ii) all shares of Class A Stock issuable upon conversion of Shares of Class L Stock, (iii) all shares of Class A Stock issuable upon exercise of any Option or any Warrant, and (iv) all shares of Class A Stock directly or indirectly issued or issuable with respect to the securities referred to in clauses (i), (ii) or (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in each case which (a) constitute Shares or (b) are the subject of a separate registration rights agreement, other than Shares transferred pursuant to Section 3.1 (other than Section 3.1(a) or (b)) or 3.2 hereof. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) subject to the provisions of Section 11 hereof, such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration of them under the Securities Act or such securities may be distributed without volume limitation or other restrictions on transfer under Rule 144 (including without application of paragraphs (c), (e) (f) and (h) of Rule 144), or (d) such securities shall have ceased to be outstanding.

          "Regulation D" shall mean Regulation D under the Securities Act.
           ------------

          "Relevant Share" shall have the meaning set forth in the definition of
           --------------
     Fair Market Value.

          "Rule 144" shall mean Rule 144 under the Securities Act.
           --------

          "Rule 145 Transaction" shall mean a registration on Form S-4 pursuant
           --------------------
     to Rule 145 of the Securities Act.

          "Restricted Common Stock" shall mean Shares issued or sold to Managers
           -----------------------
     with respect to which there are restrictions on Transfer independent of this Agreement.

          "Sale" shall have the meaning set forth in Section 3.1.
           ----

          "Securities Act" shall mean the Securities Act of 1933, as in effect
           --------------
     from time to time.

          "Shares" shall mean all Investor Shares, Lender Shares, Other Shares
           ------
     and Management Shares.

          "Stockholders" shall have the meaning set forth in the Preamble.
           ------------

          "Subject Lender Shares" shall have the meaning set forth in Section
           ---------------------
     4.1.1.

          "Subject Securities" shall have the meaning set forth in Section 7.
           ------------------

          "Tag Along Notice" shall have the meaning set forth in Section 3.1.1.
           ----------------

          "Tag Along Offerees" shall have the meaning set forth in Section
           ------------------
     3.1.1.

          "Tag Along Sale Percentage" shall have the meaning set forth in
           -------------------------
     Section 3.1.1.

          "Tag Along Sellers" shall have the meaning set forth in Section 3.1.2.
           -----------------

          "Transfer" shall mean any sale, pledge, assignment, encumbrance or
           --------
     other transfer or disposition of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

          "Warrant Agreements" shall mean those certain Warrant Agreements, each
           ------------------
     dated as of the date hereof, between the Company and ChaseMellon Shareholder Services, L.L.C., as Warrant Agent.

14.  MISCELLANEOUS.

     14.1 Authority; Effect.  Each party hereto represents and warrants to and
          -----------------
agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

     14.2 Transactions with Affiliates.  Prior to the consummation of a
          ----------------------------
transaction with an Affiliate of an Investor involving consideration of more than $10 million, the Company will secure a fairness opinion from an Independent Investment Banking Firm as to the fairness of such transaction to the Company from a financial point of view.

     14.3 Notices.  Any notices and other communications required or permitted
          -------
in this Agreement shall be effective if in writing and (a) delivered personally or (b) sent (i) by Federal Express, DHL or UPS, delivery charges prepaid or (ii) by registered or certified mail, return receipt requested, postage prepaid, in each case, addressed as follows:

          If to the Company or the Investors, to them:

                    c/o Bain Capital, Inc.
                    Two Copley Place, 7th Floor
                    Boston, Massachusetts  02116
                    Attention:  David Dominik
                                Ed Conard

               with a copy to:

                    Ropes & Gray
                    One International Place
                    Boston, Massachusetts 02110
                    Attention:  Alfred O. Rose

          If to an Other Investor, a Manager, an Employee or a Lender, to it at the address set forth on the records of the Company.

     Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

     Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date received, if personally delivered, (b) two business days after being sent by Federal Express, DHL or UPS and (c) three business days, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

     14.4 Binding Effect, etc.  This Agreement constitutes the entire agreement
          -------------------
of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

     14.5 Descriptive Headings.  The descriptive headings of this Agreement are
          --------------------
for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

     14.6 Counterparts.  This Agreement may be executed in multiple
          ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

     14.7 Severability.  In the event that any provision hereof would, under
          ------------
applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

15.  GOVERNING LAW, ARBITRATION.

     15.1 Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction; provided, however, that any dispute relating to the provisions of
Section 15.2 hereof shall be governed by the United States Arbitration Act as then in force.

     15.2 Arbitration.
          -----------

          15.2.1  Generally.  Except solely as set forth in Section 15.2.3
                  ---------
     hereof, each dispute, difference, controversy or claim arising in connection with or related or incidental to, or question occurring under, this Agreement or the subject matter hereof shall be finally settled under the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") by an arbitral tribunal composed of three arbitrators, at least
           ---
     one of whom shall be an attorney experienced in corporate transactions, appointed by agreement of the parties in accordance with said Rules. In the event the parties fail to agree upon a panel of arbitrators from the first list of potential arbitrators proposed by the AAA, the AAA will submit a second list in accordance with said Rules. In the event the parties shall have failed to agree upon a full panel of arbitrators from said second list, any remaining arbitrators to be selected shall be appointed by the AAA in accordance with said Rules. If, at the time of the arbitration, the parties agree in writing to submit the dispute to a single arbitrator, said single arbitrator shall be appointed by agreement of the parties in accordance with the foregoing procedure, or, failing such agreement, by the AAA in accordance with said Rules. The foregoing arbitration proceedings may be commenced by any party by notice to the other parties.

          15.2.2. Place of Arbitration.  The place of arbitration shall be New
                  --------------------
     York, New York.

          15.2.3  Recourse to Courts.  The parties hereby exclude any right of
                  ------------------
     appeal to any court on the merits of the dispute.  The provisions of this
     Section 15.2 may be enforced in any court having jurisdiction over the award or any of the parties or any of their respective assets, and judgment on the award (including, without limitation, equitable remedies) granted in any arbitration hereunder may be entered in any such court. Nothing contained in this Section 15.2 shall prevent any party from seeking interim measures of protection in the form of pre-award attachment of assets or preliminary or temporary equitable relief.

     15.3 Reliance.  Each of the parties hereto acknowledges that he has been
          --------
informed by each other party that the provisions of Section 15 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

                                                          Stockholders Agreement
                                                                October 28, 1997


     IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:             DETAILS, INC.



                         By: /s/ Bruce McMaster
                            --------------------------------
                            Title: Bruce McMaster


THE INVESTORS:           BAIN CAPITAL FUND V, L.P.

                         By Bain Capital Partners V, L.P.,
                            its general partner

                         By Bain Capital Investors V, Inc.,
                              its general partner


                         By: /s/ David Dominic
                             -----------------------------
                              Title:  Managing Director


                         BAIN CAPITAL FUND V-B, L.P.

                         By Bain Capital Partners V, L.P.,
                            its general partner

                         By Bain Capital Investors V, Inc.,
                              its general partner


                         By: /s/ David Dominic
                             -----------------------------
                             Title:  Managing Director

                                                          Stockholders Agreement
                                                                October 28, 1997


                         BCIP ASSOCIATES


                         By /s/ David Dominic
                            -----------------------------------
                            Title: a general partner


                         BCIP TRUST ASSOCIATES, L.P.


                         By /s/ David Dominic
                            -----------------------------------
                            Title: a general partner


                         RGIP, LLC


                         By [SIGNATURE APPEARS HERE]
                            -----------------------------------


OTHER INVESTORS:         DI INVESTORS, L.L.C.

                         By Chase Manhattan Capital, L.P., its managing member

                             By Chase Manhattan Capital Corporation, its general
                                partner


                             By [SIGNATURE APPEARS HERE]
                               -----------------------------
                               Title:


                         CHASE MANHATTAN CAPITAL, L.P.

                         By Chase Manhattan Capital Corporation, its general
                            partner


                             By [SIGNATURE APPEARS HERE]
                               -----------------------------
                               Title:

                                                          Stockholders Agreement
                                                                October 28, 1997

                         PMI Mezzanine Fund, L.P.

                         By Pacific Mezzanine Investors, LLC, its general partner



                            By [SIGNATURE APPEARS HERE]
                               ----------------------------
                              Title: PRINCIPAL


                         CELERITY DETAILS, L.L.C.



                         By [SIGNATURE APPEARS HERE]
                            -------------------------------
                            Title:


                         Celerity Liquids, L.L.C.



                         By [SIGNATURE APPEARS HERE]
                            -------------------------------
                            Title:


MANAGERS:


                         By /s/ Bruce McMaster
                           --------------------------------
                            Bruce McMaster


                         By /s/ Lee Muse
                           --------------------------------
                            Lee Muse


                         By /s/ Terry Wright
                           --------------------------------
                            Terry Wright

                                                          Stockholders Agreement
                                                                October 28, 1997

                         By /s/ Lee Muse
                           --------------------------------
                            Lee Muse


                         By /s/ Terry Wright
                           --------------------------------
                            Terry Wright


                         By /s/ Joseph P. Gisch
                           --------------------------------
                            Joseph P. Gisch


                         By /s/ Kathleen M. Gisch
                           --------------------------------
                            Kathleen M. Gisch

EMPLOYEES:

                         By /s/ Bob Barante
                           --------------------------------
                            Bob Barante


                         By /s/ Jorge Hernandez
                           --------------------------------
                            Jorge Hernandez


                         By /s/ Steve Garcia
                           --------------------------------
                            Steve Garcia


                         By   N A
                           --------------------------------
                            Mihaela Ioana Dotiu


                         By N A
                           --------------------------------
                            Jerry Neidhart


                         By /s/ Anil Verma
                           --------------------------------
                            Anil Verma


                         By /s/ Joe Gardeski
                           --------------------------------
                            Joe Gardeski


                         By /s/ Paul Walker
                           --------------------------------
                            Paul Walker


                         By /s/ Ken Phillips
                           --------------------------------
                            Ken Phillips


                         By  /s/ Armando Tongko
                           --------------------------------
                            Armando Tongko


                         By /s/ Michael Mosian
                           --------------------------------
                            Michael Mosian


                         By /s/Tom Ingham
                           --------------------------------
                            Tom Ingham

                                                          Stockholders Agreement
                                                                October 28, 1997

                         By /s/ Paul Balius
                           --------------------------------
                            Paul Balius


                         By /s/ Ricki Blain
                           --------------------------------
                            Ricki Blain

                                                          Stockholders Agreement
                                                                October 28, 1997


The undersigned, the sole beneficial owners of DI Investors, L.L.C., Celerity Details, L.L.C., Celerity Liquids, L.L.C. (the "LLC Stockholders"), (i) agree to cause the LLC Stockholder of which they are a member to perform each of its obligations and responsibilities under this Agreement and (ii) agree that they shall not Transfer any membership interests of, or other beneficial interests in, the LLC Stockholders (the "LLC Interests") or permit the LLC Stockholders issue or otherwise Transfer any membership interests or other beneficial interests except to the extent such Transfer or issuance (treating such issuance as a Transfer by such beneficial owners) would be permitted under Section 5 of this Agreement if the LLC Interests were Other Shares.


                         [MEMBER]


                         By:
                            ----------------------------
                            Title:


                         [MEMBER]


                         By:
                            ----------------------------
                            Title: